1290 VT Socially Responsible Portfolio — Class IB and Class K Shares
Summary Prospectus dated May 1, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at https://equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT Socially Responsible Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.15%	0.15%[1]
Total Annual Portfolio Operating Expenses	0.90%	0.65%
1
Based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$287	$498	$1,108
Class K Shares	$66	$208	$362	$810
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.
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Investments, Risks, and Performance
Principal Investment Strategy
The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2024, the Underlying Index consisted of 402 securities identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange and the NASDAQ Stock Market. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria, as described in more detail below. When selecting companies for the Underlying Index, MSCI also considers market capitalization and liquidity. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: fossil fuel extraction, fossil fuel reserves ownership, thermal coal power, alcohol, tobacco, gambling, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, adult entertainment and genetically modified organisms.
The Underlying Index may include large-, mid- or small-capitalization companies. The components of the Underlying Index are likely to change over time.
The Underlying Index uses company ratings and research provided by MSCI ESG Research to determine eligibility. The following description is as of the date of this Prospectus and is subject to change as determined from time to time by MSCI:
•  The Underlying Index uses research to identify companies that have demonstrated an ability to manage their ESG risks and opportunities. MSCI identifies key ESG issues that hold the greatest potential risk or opportunity for each industry sector:
Environment	Social	Governance
Carbon Emissions	Labor Management	Corporate Governance (Board Diversity; Executive Pay; Ownership and Control; Accounting)
Product Carbon Footprint	Human Capital Development	Business Ethics
Financing Environmental Impact	Health and Safety	Tax Transparency
Climate Change Vulnerability	Supply Chain Labor Standards
Water Stress	Product Safety and Quality
Biodiversity and Land Use	Chemical Safety
Raw Material Sourcing	Consumer Financial Protection
Toxic Emissions and Waste	Privacy and Data Security
Packaging Material and Waste	Responsible Investment
Electronic Waste	Controversial Sourcing
Opportunities in Clean Tech	Community Relations
Opportunities in Green Building	Opportunities in Nutrition and Health
Opportunities in Renewable Energy	Access to Finance
Access to Healthcare
MSCI analysts calculate the size of a company’s exposure to each key issue based on an analysis of a company’s business, then take into account the extent to which a company has developed strategies and demonstrated a strong track record of performance in managing its specific level of risks or opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their sector peers. The companies in each sector undergo an annual review and are updated on a rolling basis as well as in response to major events.
•  The Underlying Index uses research to identify those companies that are involved in very serious controversies involving the ESG impact of their operations or products and services. The MSCI research covers five categories of impact: environment, customers, human rights and community, labor rights and supply chain, and governance. Companies are scored based on an evaluation framework designed to be consistent with international norms and principles such as
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those expressed in declarations of the United Nations and its agencies. Companies deemed to be involved in the most severe controversies related to the ESG impact of their operations or products and services are excluded from the Underlying Index.
The selection universe for the Underlying Index is large-, mid- and small-capitalization companies in the MSCI USA IMI Index. The Underlying Index targets a minimum of 200 large- and mid-capitalization constituents. The composition of the Underlying Index is reviewed on a quarterly basis. At each quarterly review, constituents are deleted from the Underlying Index if they are deleted from the MSCI USA IMI Index, if they fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made to the Underlying Index to restore the number of constituents to 400 companies. All eligible securities of each issuer are included in the Underlying Index, so the Underlying Index may have more than 400 securities. The Underlying Index is rebalanced at the regular reviews in May, August, November and February.
The Sub-Adviser uses a “passive” or indexing approach to try to achieve the Portfolio’s investment objective. Unlike many investment companies, the Portfolio does not try to “beat” the index it seeks to track and does not seek temporary defensive positions when markets decline or appear overvalued.
Generally, the Sub-Adviser uses a replication indexing strategy to manage the Portfolio, although in certain instances the Sub-Adviser may use a representative sampling indexing strategy to manage the Portfolio. “Replication” is an indexing strategy that involves holding each security in the Underlying Index in approximately the same weight that the security represents in the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Portfolio may or may not hold all of the securities in the Underlying Index.
The Portfolio generally invests at least 90% of its total assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Portfolio may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds, including affiliated money market funds, as well as in securities not included in the Underlying Index, but which the Sub-Adviser believes will help the Portfolio track the Underlying Index. The Portfolio seeks to track the investment results of the Underlying Index before fees and expenses of the Portfolio.
The Portfolio may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk  — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors
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that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market participants, may include significant risks to global financial markets.
Equity Risk  — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Portfolio may experience a significant or complete loss on its investment in an equity security.
ESG Considerations Risk  — The Underlying Index’s use of criteria related to the ESG characteristics of issuers may limit the types and number of investment opportunities available to the Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not (or funds whose underlying indexes do not) use ESG criteria or funds that use a different ESG methodology. The Underlying Index’s use of ESG criteria also may affect the Portfolio’s exposure to certain sectors or types of investments and may adversely impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, to the extent that the Sub-Adviser uses a representative sampling indexing strategy, the Portfolio’s overall ESG characteristics or ESG risks could diverge from those of the Underlying Index. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by the Index Provider may differ from the ESG criteria used by other index providers, investment managers, and funds. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Index Provider or any judgment exercised by the Index Provider will reflect the opinions of any particular investor, and the criteria used by the Index Provider may differ from the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices.
A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance could change over time. In addition, in accordance with the Underlying Index methodology, the Index Provider may not evaluate ESG criteria outside of scheduled index reviews or rebalances, which means that securities included in the Underlying Index could cease to meet the ESG criteria but remain in the Underlying Index (and therefore the Portfolio) until the next index review or rebalance. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. As a result, securities included in the Underlying Index, or the Underlying Index as a whole, may not meet the ESG criteria at all times. In addition, the Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. ESG criteria or data used in evaluating a company may not be complete, accurate, or readily available, which could result in an incorrect assessment of a company’s ESG performance.
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Successful application of the Index Provider’s ESG methodology will depend on the Index Provider’s skill in properly identifying and analyzing material ESG issues. There is no guarantee that the incorporation of ESG considerations will be additive to the Portfolio’s performance. Further, the regulatory landscape for ESG investing in the United States is evolving, and future rules or regulations may require the Portfolio to change its investment process.
Index Strategy Risk  — The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Investment Style Risk  — The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Large-Cap Company Risk  — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector Risk  — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk  — Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Derivatives Risk  — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult
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in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Index Non-Diversification Risk  — To the extent that the Portfolio becomes non-diversified as necessary to approximate the composition of the index, the Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers.
Mid-Cap Company Risk  — Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Portfolio Management Risk  — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Small-Cap Company Risk  — Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2024, compared to the returns of a broad-based securities market index. The additional securities market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.
Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it was sub-advised by a different Sub-Adviser and tracked a different underlying index.
Class K shares have not commenced operations as of the date of this Prospectus.
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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	21.18%	2020 2nd Quarter
Worst quarter (% and time period)	-18.42%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT Socially Responsible Portfolio - Class IB	21.70%	13.57%	12.09%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses, or taxes)	22.80%	14.61%	13.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	August 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	August 2012
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	December 2016
Paul Whitehead	Managing Director of BlackRock, Inc.	January 2022
Peter Sietsema, CFA®	Director of BlackRock, Inc.	February 2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and
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replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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